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                               MINDLEADERS.COM, INC.

                             2000 INCENTIVE STOCK PLAN


     SECTION l. PURPOSES. The purposes of the MindLeaders.com, Inc. 2000 Incentive Stock Plan are to promote the interests of MindLeaders.com, Inc. and its shareholders by (a) attracting and retaining exceptional executive personnel and other key employees of, and advisors and consultants to, and directors of the Company and its Subsidiaries; (b) motivating such employees, advisors and consultants and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and (c) providing all long-term employees of the Company and its Subsidiaries with the opportunity to participate in the long-term growth and financial success of the Company. The Plan constitutes an amendment, restatement and combination of the DPEC, Inc. Amended and Restated Incentive Stock Option Plan and the DPEC, Inc. 1998 Stock Option Plan.

     SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "Award" shall mean any Option; stock appreciation right ("Stock Appreciation Right"), as described in Section 10, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); Restricted Stock Award; Performance Award or unrestricted Shares ("Unrestricted Shares"), as described in Section 12, but shall not include any Director Option.

     "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award which may, but need not, be executed or acknowledged by a Participant.

     "Board" shall mean the Board of Directors of the Company.

     "Cash Account" shall mean an account established for each Participant to which amounts withheld through payroll deductions shall be credited to purchase Shares under the provisions of Section 11.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean: (a) until a registration statement for an initial public offering of the Shares shall become effective, the full Board and (b) after such a registration statement shall become effective, a committee of the Board designated by the Board to administer the Plan which shall satisfy the requirements contained in Section 1.162-27(c)(4) of the Final Regulations and which shall be composed of not less than the minimum number of Persons from time to time required by Rule 16b-3, each of whom shall be (i) a Person from time to time permitted by the rules promulgated under Section 16 of the Exchange Act in order for grants of Awards to be

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exempt transactions under said Section 16 and (ii) receiving remuneration in no other capacity than as a director, except as permitted under Section 1.162-27(e)(3) of the Final Regulations.

     "Company" shall mean MindLeaders.com, Inc., together with any successor thereto.

     "Covered Employee" shall mean any individual who, on the last day of the Company's taxable year, is

          (a) the chief executive officer of the Company or is acting in such capacity; or

          (b) among the four highest compensated officers of the Company (other than the chief executive officer).

For this purpose, the determination of an individual's status as the chief executive officer or one of the four highest compensated officers of the Company shall be made in accordance with the executive compensation disclosure rules under the Exchange Act.

     "Director Option" shall mean a Non-Qualified Stock Option granted to each Eligible Director pursuant to Section 6(e) without any action by the Board or the Committee.

     "Effective Date" shall mean the date a registration statement filed pursuant to the Securities Act of 1933, as amended, to register an initial public offering of the Shares is declared effective by the SEC.

     "Eligible Director" shall mean, on any date, a Person who is serving as a member of the Board but shall not include (a) a Person who is an Employee of the Company or a Subsidiary, or (b) a Person who beneficially owns or represents a Person who beneficially owns more than five percent of the outstanding Shares.

     "Employee" shall mean (a) an employee of the Company or of any Subsidiary; and (b) except with respect to an Incentive Stock Option and a Right to Purchase, an advisor or consultant to the Company or to any Subsidiary.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, provided that the fair market value of Shares shall be determined by reference to the most recent closing price quotation or, if none, the average of the bid and asked prices, as reported as of the most recent available date with respect to the sale of Shares on any quotation system approved by the National Association of Securities Dealers then reporting sales of Shares or on any national securities exchange on which the Shares are then listed.

     "Final Regulations" shall mean the final regulations promulgated by the Internal Revenue Service under Section 162(m) of the Code.

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     "Incentive Option Plan" shall mean the DPEC, Inc. Amended and Restated
Incentive Stock Option Plan.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Initial Offering Period" shall mean the duration of the initial Offering, which shall commence on the Effective Date and which shall terminate as of the close of business on December 31, 2001.

     "1998 Plan" shall mean the DPEC, Inc. 1998 Stock Option Plan.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Offering" shall mean an opportunity provided by the Committee to any Participant to purchase Shares under the provisions of Section 11 of the Plan. Offerings may be consecutive or concurrent, as determined by the Committee. The Committee shall designate the maximum number of Shares that may be purchased under each Offering. Shares not sold under one Offering may be offered again in any subsequent Offering.

     "Offering Effective Date" shall mean the day of the month designated by the Committee as the start of the Offering Period applicable to an Offering.

     "Offering Period" shall mean the duration of an Offering, as designated by the Committee. The Offering Period for any Offering shall not exceed 24 months.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

     "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan. In addition, for purposes of Section 11 of the Plan, the term "Participant" shall include any Employee who has satisfied the requirements of such section to acquire Shares under the Plan.

     "Performance Award" shall mean any right granted under Section 8 of the Plan.

     "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean the MindLeaders.com, Inc. 2000 Incentive Stock Plan.

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     "Restricted Stock" shall mean any Share granted under Section 7 of the
Plan.

     "Right to Purchase" shall mean an option to purchase Shares granted to a Participant who elects to participate in an Offering under the provisions of
Section 11 of the Plan. A Right to Purchase granted for an Offering shall terminate following the close of business on the last Right to Purchase Date for that Offering to the extent that such Right to Purchase is not exercised on such Right to Purchase Date.

     "Right to Purchase Date" shall mean (a) the last business day of any period within an Offering Period as designated by the Committee or (b) the last business day of an Offering Period, in each case to purchase Shares under the provisions of Section 11 of the Plan.

     "Rule l6b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

     "Shares" shall mean Common Shares, no par value, of the Company or such other securities of the Company as may be designated by the Committee from time to time.

     "Share Account" shall mean an account established for each Participant who exercises a Right to Purchase under Section 11 of the Plan. A Participant's Share Account will be credited with the number of Shares purchased on each Right to Purchase Date and debited for the number of Shares withdrawn by the Participant after such date.

     "Subsidiary" shall mean any corporation which, on the date of determination, qualified as a subsidiary corporation of the Company under
Section 424(f) of the Code. In addition, the term "Subsidiary" shall include any trade or business which is under common control with the Company, as determined under Section 414(c) of the Code.

     "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

     "Ten Percent Shareholder" shall mean any shareholder who, at the time an Incentive Stock Option is granted to such shareholder, owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or a Subsidiary.

     SECTION 3.  ADMINISTRATION.

          (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred

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on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding anything else contained in the Plan to the contrary, neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director shall receive a Director Option pursuant to Section 6(e) or regarding the terms of any Director Option, including, without limitation, the number of Shares subject to such Director Option, the timing of the grant or the exercisability of such Director Option or the exercise price per Share of such Director Option.

          (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

     SECTION 4.  SHARES AVAILABLE FOR THE PLAN.

          (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b), the number of Shares available for issuance under the Plan shall be 1,700,000. If, after the effective date of the Plan, any Shares covered by an Award or Director Option granted under the Plan, or to which such an Award or Director Option relates, or any Shares issued under Section 11, are forfeited, or if an Award or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares which may be issued under this Plan, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares available for issuance, to the extent permissible under Rule l6b-3. In the event that any Option, Director Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule l6b-3.

          (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to

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purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) which may be issued under this Plan; (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards; (iii) the number of Shares or other securities of the Company (or number and kind of other securities or property) and the purchase price per Share subject to purchase under Section 11 hereof; and (iv) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(l) of the Code, as from time to time amended.
If, pursuant to the preceding sentence, an adjustment is made to outstanding Options held by Participants, a corresponding adjustment shall be made to outstanding Director Options and if, pursuant to the preceding sentence, an adjustment is made to the number of Shares authorized for issuance under the Plan, a corresponding adjustment shall be made to the number of Shares subject to each Director Option thereafter granted pursuant to Section 6(e).

          (c) SOURCES OF SHARES. Any Shares issued pursuant to the terms of this Plan may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

     SECTION 5. ELIGIBILITY FOR AWARDS AND DIRECTOR OPTIONS. Any Employee, including any officer or employee-director of the Company or any Subsidiary, who is not a member of the Committee, shall be eligible to be designated a Participant for purposes of receiving an Award under the Plan. Each Eligible Director shall receive nondiscretionary Director Options in accordance with, and only in accordance with, Section 6(e) hereof.

     SECTION 6.  OPTIONS AND DIRECTOR OPTIONS.

          (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of Shares for which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated as an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

                                         -6-
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          (b)  EXERCISE PRICE.  The Committee shall establish the exercise price at the time each Option is granted, which price, except in the case of Options that are substitute Awards, shall not be less than 100% of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Shareholder, shall not be less than 110% of the per Share Fair Market Value on the date of grant.

          (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, in the case of an Incentive Stock Option, a Participant may not exercise such Incentive Stock Option after (i) the date which is ten years (five years in the case of a Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted; or (ii) the date which is three months (twelve months in the case of a Participant who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date on which he ceases to be an Employee of the Company or a Subsidiary. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. The Committee shall have the right to accelerate the exercisability of any Option or outstanding Option in its discretion.

          (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest) or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

          (e) DIRECTOR OPTIONS. Notwithstanding anything else contained herein to the contrary:

               (i) each Eligible Director who becomes a member of the Board after the Effective Date, shall receive, on the first business day after he becomes an Eligible Director, a grant of a Director Option to purchase a number of Shares determined by dividing $15,000 by the Fair Market Value of a Share on the date of grant; and

               (ii) on the first business day after each annual meeting of shareholders of the Company beginning with the annual meeting in 2001, each Eligible

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          Director who is serving as a member of the Board on such date and who is not receiving a Director Option pursuant to (i) above on such date, shall receive a grant of a Director Option to purchase a number of Shares determined by dividing $10,000 by the Fair Market Value of a Share on the date of grant.


A Director Option shall be exercisable at a price per Share equal to the Fair Market Value on the date of grant. A Director Option shall be exercisable during a period beginning six months after the date of grant and ending on the earlier to occur of the following two dates: (A) the tenth anniversary of the date of grant of such Director Option or (B) three months (twelve months in the case of an Eligible Director who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board after having been convicted of, or pled guilty or NOLO CONTENDERE to, a felony, his Director Option shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

          (f) CONSTRUCTION. Notwithstanding any other provision of the Plan, to the extent that any of the provisions of the Plan are inconsistent or conflict with any provision of any Award previously granted pursuant to the Incentive Option Plan or the 1998 Plan outstanding on the effective date of the Plan, and the application of any such inconsistent or conflicting provision to such Award would cause such Award to no longer meet the requirements of Section 422 of the Code, such inconsistent or conflicting provision shall not be applicable to such Award and the provisions of such Award shall be deemed to control any interpretation of the provisions of such Award as if such provisions had been set forth in the Plan.

     SECTION 7.  RESTRICTED STOCK.

          (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock will vest and no longer be subject to forfeiture to the Company and the other terms and conditions of such Awards. The Committee shall have the right to accelerate the vesting of any Restricted Stock or outstanding Restricted Stock in its discretion.

          (b) TRANSFER RESTRICTIONS. Until the lapse of applicable restrictions, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

          (c) PAYMENT OF DIVIDENDS. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock, as determined by the Committee in its sole discretion.

                                         -8-
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     SECTION 8.  PERFORMANCE AWARDS.

          (a) GRANT. The Committee shall have sole and complete authority to determine the Employees who shall receive a Performance Award denominated in cash or Shares; (i) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish; and (ii) payable at such time and in such form as the Committee shall determine.

          (b) TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

          (c) PAYMENT OF PERFORMANCE AWARDS. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     SECTION 9.  CODE SECTION 162(m) LIMITATIONS.

          (a) GENERAL LIMITATIONS. Any Awards issued under this Plan to Covered Employees must satisfy the requirements of this Section 9.

          (b) REQUIREMENTS FOR ALL AWARDS. Any Award issued to a Covered Employee shall constitute qualified performance-based compensation. For this purpose, an Award shall constitute qualified performance-based compensation to the extent that:

               (i) it is granted by the Committee on account of the attainment of one or more preestablished, objective performance goals established by the Committee, in accordance with the provisions of Section 1.162-27(e)(2) of the Final Regulations;

               (ii) the material terms of the performance goal under which the Award is issued are disclosed to and subsequently approved by the shareholders of the Company, in accordance with the provisions of
          Section 1.162-27(e)(4) of the Final Regulations; and

               (iii) the Committee certifies, in writing, prior to the payment of any compensation under the Award, that the performance goals and any other material terms were in fact satisfied.

          (c) SPECIAL RULES FOR OPTIONS. The grant of an Option to a Covered Employee under this Plan shall satisfy the requirements of Section 9(b)(i) to the extent that the following requirements are satisfied:

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               (i)   subject to the provisions of Section 4(b), no Covered
          Employee shall receive Options for more than 50,000 Shares over any five-year period. For this purpose, to the extent that any Option is canceled (as described in Section 1.162-27(e)(2)(vi)(B) of the Final Regulations), such canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to a Covered Employee under the Plan; and

               (ii) under the terms of the Option, the amount of compensation that the Covered Employee may receive is based solely on an increase in the value of the Shares after the grant of the Option, unless the grant of such Option is contingent upon the attainment of a performance goal that otherwise satisfies the requirements of Section 9(b)(i).

     SECTION 10.  STOCK APPRECIATION RIGHTS.

          (a) GRANTS OF STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of Shares covered by such right and the base price of Shares to be used in connection with the calculation described in Section 10(d). The base price of a Nontandem Stock Appreciation Right shall be not less than 100% of the per Share Fair Market Value on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

          (b) LIMITATIONS ON EXERCISE. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be canceled with respect to an equal number of Shares. Shares subject to Options, or portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

          (c) SURRENDER OR EXCHANGE OF TANDEM STOCK APPRECIATION RIGHTS. A Tandem Stock Appreciation Right shall entitle the Participant to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of Shares having an aggregate Fair Market Value equal to (i) the excess of (A) the Fair Market Value of one (1) Share as of the date the Tandem Stock Appreciation Right is exercised over (B) the exercise price per Share specified in such Option, multiplied by
(ii) the
number of Shares subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

          (d) EXERCISE OF NONTANDEM STOCK APPRECIATION RIGHTS. The exercise of a Nontandem Stock Appreciation Right shall entitle the employee to receive from the Company that number of Shares having an aggregate Fair Market Value equal to
(i) the excess of (A) the Fair Market Value of one (1) Share as of the date on which the Nontandem Stock Appreciation Right is exercised over (B) the base price of the Shares covered by the Nontandem Stock Appreciation Right, multiplied by (ii) the number of Shares covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

          (e) SETTLEMENT OF STOCK APPRECIATION RIGHTS. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Company shall (i) issue, in the name of the Participant, stock certificates representing the total number of full Shares to which the Participant is entitled pursuant to Section 10(c) or 10(d), and cash in an amount equal to the Fair Market Value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Company to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 10(f), deliver to the Participant an amount in cash equal to the Fair Market Value, as of the date of exercise, of the Shares it would otherwise be obligated to deliver.

          (f) CASH SETTLEMENT. The Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the Shares it would otherwise be obligated to deliver.

     SECTION 11.  STOCK PURCHASE PLAN.

          (a) ELIGIBILITY. Each Employee on an Offering Effective Date shall be eligible to participate in the Offering which is applicable to such Offering Effective Date. Nothing contained herein and no rules and regulations prescribed by the Committee shall permit or deny participation in any Offering contrary to the requirements of the Code (including, without limitation, Sections 423(b)(3), 423(b)(4) and 423(b)(8) thereof). Nothing contained herein and no rules and regulations prescribed by the Committee shall permit any Participant to be granted a Right to Purchase:

               (i) if, immediately after such Right to Purchase is granted, such Participant would own, and/or hold outstanding options or rights to purchase, shares of the Company or of any Subsidiary, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or such Subsidiary; or

               (ii) which permits a Participant's rights to purchase Shares under all employee stock purchase plans of the Company and of its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000.00) of Fair Market Value of Shares (determined as of the date such right is granted) for each calendar year in which such right is outstanding at any time.

For purposes of clause (a)(i) above, the provisions of Section 424(d) of the Code shall apply in determining the stock ownership of each Participant. For purposes of clause (a)(ii) above, the provisions of Section 423(b)(8) of the Code shall apply in determining whether a Participant's Rights to Purchase and other rights are permitted to accrue at a rate in excess of the permitted rate.

          (b) PURCHASE PRICE. The purchase price for a Share under each Offering shall be determined by the Committee prior to the Offering Effective Date and shall be stated as a percentage of the Fair Market Value of a Share on either the Right to Purchase Date or the Offering Effective Date, whichever is the lesser, but the purchase price shall not be less than the lesser of eighty-five percent (85%) of the per share Fair Market Value of the Shares as of the Offering Effective Date or eighty-five percent (85%) of the per share Fair Market Value of the Shares as of the Right to Purchase Date for the Offering.

          (c) PARTICIPATION IN OFFERINGS. Except as may be otherwise provided for herein, each Employee who is eligible for and elects to participate in an Offering shall be granted Rights to Purchase for as many full Shares as he may elect to purchase during that Offering, to be paid by payroll deductions during such period. The Committee shall establish administrative rules and regulations regarding the payroll deduction process for this Section 11, including, without limitation, minimum and maximum permissible deductions; the timing for initial elections, changes in elections and suspensions of elections during an Offering Period and the complete withdrawal by a Participant from an Offering. Amounts withheld through payroll deductions under this paragraph shall be credited to each Participant's Cash Account. Such amounts will be delivered to a custodian for the Plan and held pending the purchase of Shares as described in Section 11(e). All amounts held in a Participant's Cash Account shall bear interest at a rate as may be agreed upon by the Committee and the custodian for the Plan.
If a Participant withdraws entirely from an Offering (pursuant to rules established by the Committee), his Cash Account balance will not be used to purchase Shares on the Right to Purchase Date. Instead, the portion of the Cash Account equal to the Participant's payroll deductions under the Plan during the Offering Period will be refunded to the Participant without interest (notwithstanding any provision contained herein). Such a Participant will not be eligible to re-enroll in that Offering, but may resume participation on the Offering Effective Date for the next Offering. In addition, the Committee may impose such other restrictions on the right to withdraw from Offerings as it may deem appropriate. An election by a Participant to have any amount in his Cash Account used to purchase Shares on any subsequent Right to Purchase Date as described in Section 11(e) shall not constitute a withdrawal from an Offering.

          (d) GRANT OF RIGHTS TO PURCHASE. Rights to Purchase with respect to Shares shall be granted to Participants who elect to participate in an Offering. Such Rights to Purchase may be exercised on any Right to Purchase Date applicable to the Offering. The number of Shares subject to Rights to Purchase on each Right to Purchase Date, when added to the number of Shares purchased by a Participant on each Right to Purchase Date during any Offering, shall not exceed the number of Shares authorized for issuance during the applicable Offering.

          (e) EXERCISE OF RIGHTS TO PURCHASE. Except as otherwise provided herein, each Right to Purchase shall be exercised on the applicable Right to Purchase Date. Each Participant automatically and without any act on his part will be deemed to have exercised a Right to Purchase on each Right to Purchase Date to the extent that the amount in his Cash Account on such Right to Purchase Date is sufficient to purchase whole Shares, unless the Participant otherwise notifies the Committee in accordance with the administrative rules and regulations established by the Committee. Fractional Shares will not be issued under the Plan. Any remaining amount credited to a Participant's Cash Account which is not sufficient to purchase a whole Share shall remain in such Participant's Cash Account for use during the balance of an Offering or in the next Offering unless withdrawn by the Participant. The Company shall deliver to the custodian for the Plan as soon as practicable after each Right to Purchase Date a certificate for the total number of whole Shares purchased by all Participants on such Right to Purchase Date. The custodian shall allocate the proper number of Shares to the Share Account of each Participant. If the aggregate Cash Account balances of all Participants on any Right to Purchase Date exceeds the amount required to purchase all of the Shares subject to Rights to Purchase on that Right to Purchase Date, then the Shares subject to Rights to Purchase shall be allocated pro rata among the Participants in the proportion that the number of Shares subject to Rights to Purchase bears to the number of Shares that could have been purchased with such aggregate amount available, if an unlimited number of Shares were available for purchase. Any balances remaining in Participants' Cash Accounts due to over subscription will remain in the Participants' Cash Accounts for use during the balance of an Offering or in the next Offering unless withdrawn by the Participant.

          (f) WITHDRAWALS FROM SHARE ACCOUNTS AND DIVIDEND REINVESTMENT. A Participant may withdraw the Shares credited to his Share Account on a first-in-first-out basis. The Committee shall establish rules and regulations governing such withdrawals. All cash dividends paid, if any, with respect to the Shares credited to a Participant's Share Account shall be added to the Participant's Cash Account and thereby shall be applied to exercise Rights to Purchase for whole Shares on the Right to Purchase Date next succeeding the date such cash dividends are paid by the Company. An election to leave Shares with the custodian shall constitute an election to apply the cash dividends with respect to such Shares to the exercise of Rights to Purchase hereunder. Shares so purchased shall be applied to the Shares credited to each Participant's Share Account.

          (g) TERMINATION OF EMPLOYMENT. If the employment of a Participant terminates for any reason, including death, disability, retirement or other cause, his participation in this Section 11 of the Plan shall automatically and without any act on his part terminate as of the date of termination of his employment. As soon as practicable following the Participant's termination of employment, the Company shall refund to such Participant (or beneficiary, in the case of the Participant's death) any amount in his Cash Account which constitutes payroll deductions, without interest, and the custodian shall deliver to such Participant (or beneficiary, in the case of the Participant's death) a share certificate issued in his name for the number of whole Shares credited to his Share Account through prior Offerings.

     SECTION 12.  UNRESTRICTED SHARES.

          (a) AWARD OF UNRESTRICTED SHARES. The Committee may cause the Company to grant Unrestricted Shares to Employees at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

          (b) DELIVERY OF UNRESTRICTED SHARES. The Company shall issue, in the name of each Employee to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the Employee, and shall deliver such certificates to the Employee as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

     SECTION 13.  AMENDMENT AND TERMINATION.

          (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply; and, provided further, that no amendment may be made to Section 6(e) or any other provision of the Plan relating to Director Options within six months of the last date on which any such provision was amended, other than to comport with changes in the Code or the rules thereunder. Notwithstanding anything to the contrary herein, the Committee may amend the Plan, subject to any shareholder approval required under Rule l6b-3, in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

          (b) AMENDMENTS TO AWARDS. Subject to the provisions of Section 9, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award therefore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award therefore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          (c)  CANCELLATION OF AWARD.  Any provision of this Plan (except
Section 9) or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award having a Fair Market Value equal to the Fair Market Value of such canceled Award.

     SECTION 14.  GENERAL PROVISIONS.

          (a)  NONTRANSFERABILITY.

               (i) Each Award, each Director Option and each Right to Purchase, and each right under any Award, any Director Option or any Right to Purchase, shall be exercisable during the Participant's or the Eligible Director's lifetime only by the Participant or the Eligible Director or, if permissible under applicable law, by the Participant's or the Eligible Director's guardian or legal representative or a transferee receiving such Award, Director Option or Right to Purchase pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee.

               (ii) No Award, Director Option or Right to Purchase that constitutes a "derivative security," for purposes of Section 16 of the Exchange Act, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant or Eligible Director otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (b) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

          (c) SHARE CERTIFICATES. All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed and any applicable federal or state laws; and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (d) WITHHOLDING. A Participant or Eligible Director may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award, Director Option or Share otherwise issued under the Plan, from any payment due or transfer made under any Award or any Director Option or otherwise under the Plan, or from any compensation or other amount owing to a Participant or Eligible Director, the amount of any applicable withholding taxes in respect of an Award, a Director Option or a Share otherwise issued under the Plan, its exercise or any payment or transfer under an Award, under a Director Option or otherwise under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to Participants who are not subject to Section 16 of the

Exchange Act, the withholding may be in the form of cash, Shares, other securities, other Awards or other property as the Committee may allow. With respect to Participants and Eligible Directors who are subject to Section 16 of the Exchange Act, the withholding shall be in cash or in any other property permitted by Rule 16b-3 as the Committee may allow. The Committee may provide for additional cash payments to Participants or Eligible Directors to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award or Share otherwise issued under this Plan.

          (e) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

          (f) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares and other types of awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (g) NO RIGHT TO EMPLOYMENT. Eligibility for participation in this Plan or the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (h)  NO RIGHTS AS SHAREHOLDER.   Subject to the provisions of the Plan
and/or the applicable Award, no Participant or holder or beneficiary of any Award or Director Option shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Stock.

          (i) GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Ohio.

          (j) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (k) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under the Plan if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the issuance of such Shares shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

          (l) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary

          (m)  RULE 16b-3 COMPLIANCE.  With respect to Persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          (n) HEADINGS. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          (o) NO IMPACT ON BENEFITS. Plan Awards or Shares otherwise issued under this Plan shall not be treated as compensation for purposes of calculating an Employee's rights under any employee benefit plan.

          (p) INDEMNIFICATION. Each Person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.

The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such Persons may be entitled under the Company's Articles of Incorporation or Code of Regulations, by contract, as a matter of law, or otherwise.

     SECTION 15.  TERM OF THE PLAN.

          (a)  EFFECTIVE DATE.  The Plan shall be effective as of March    ,
2000, the date of its approval by the shareholders of the Company.

          (b)  EXPIRATION DATE.  No Award or Right to Purchase shall be granted
under the Plan after March    , 2010, the ten year anniversary of the effective
date of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such
Award shall, continue after March    , 2010.